James Doolin
                      President, Hangman Productions, Inc.
                            1223 Wilshire Blvd. #912
                             Santa Monica, CA 90403

                                        TELEPHONE: (310) 795-0252
                                        FACSIMILE: (702) 989-1154

November 11, 2004

U.S. Securities and Exchange Commission
450 Fifth Street, NW
Washington, DC 20549-0305


Re: Third  amendment to the  Registration  Statement on Form 10SB12G of Hangman
    Productions, Inc., a Utah corporation (the "Company")

    Commission File No. 000-50892

Ladies and Gentlemen:

     Attached is the above-referenced amended Registration Statement, which has been prepared in response to your comment letter dated November 8, 2004. The numbered paragraphs below correspond to the paragraph numbers in your letter.

     1. Revisions have been made throughout the document regarding the contest ended on October 31, 2004. Disclosure of details regarding the conclusion of the contest are highlighted in the Registration Statement.

     2. Revised as noted.

     Hangman is an emerging film production company, focused on seeking out young and undiscovered screenwriters, and developing a pipeline between these talented screenwriters and the Hollywood film-making community. The Company is not only dedicated to developing relationships with the screenwriting community, but also developing relationships within the film and entertainment industry. The Company believes its two-fold approach will help bridge the gap between screenwriters ("content providers") and production companies and film studios. Hangman's first objective is to build its content library. Supply of content will be generated and developed through screenplay contests hosted by the Company. The Company has developed and will further develop its internet properties to promote the Company and its screenplay contests. The Company recently completed hosting its first contest. Further information regarding the Company and its contest can be found at www.hangmanproductions.com and screenwriterscontest.net.

     The Company's contest, named the Screenplay ShootOut!, began July 1, 2004 and ended October 31, 2004. The Screenplay ShootOut! is a contest designed to help young and undiscovered writers break into the filmmaking industry. In addition to a 1st place prize of $5,000, 2nd place prize of $500, and 3rd place prize of $250, the top finalists will receive consideration from Benderspink Management and Production ("Benderspink"). Benderspink, based in Hollywood, California, is a diversified management and production company specializing in initiating and managing the careers of screenwriters and actors. By providing consideration to the top five finalists of the Screenplay ShootOut!, Benderspink has agreed to consider the finalists for management and/or development consideration. Benderspink has made no committment to enter into a relationship with any of the top five finalists, but it has agreed to consider possible management relationships whereby Benderspink would represent the screenwriter finalist, assuming a mutual agreement is made between Benderspink and the contestant. If Benderspink and a finalist sign a representation agreement, Benderspink would initiate and manage the writing career of the contestant for a specified period of time.

     Hangman will not be involved in any negotiation or discussion that may take place between Benderspink and the top five finalists. Furthermore, Benderspink is not responsible for any of the monetary prizes, the cash prizes are the sole responsibility of Hangman. Cash prizes are offered only to the top three winners of the contest.

     The top five finalists will be announced December 1, 2004. The three winners will be announced January 15, 2005.

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     3. Revised as noted.

     At the deadline of the Company's first contest, October 31, 2004, the Company received 379 submissions, generating approximately $12,500 in accrued revenue. Although Benderspink will provide consideration for the top five finalists of the contest, the Company has no other affiliation or association with Benderspink. The Company does not plan to receive monetary or any other consideration from Benderspink.

     4. Revised as noted.

     THE INDUSTRY THAT THE COMPANY PARTICIPATES HAS RELATIVELY LOW BARRIERS TO ENTRY AND THE COMPANY MAY FACE SIGNIFICANT COMPETITION

     5. Sentence moved.

     6. Revised as noted.

     Furthermore, a debt financing transaction, if available, may involve restrictive covenants, which may limit the Company's operating flexibility with respect to certain business matters. If additional funds are raised through debt financing, the debtholders may require the Company to make certain agreements, covenants, which could limit or prohibit the Company from taking specific actions, such as establishing a limit on further debt; a limit on dividends, limit on sale of assets, or specific collateral requirements. Furthermore, if the Company raises funds through debt financing, the Company would also become subject to interest and principal payment obligations. In either case, if the Company was unable to fulfill either the covenants or the financial obligations, the Company may risk defaulting on the loann, whereby ownership of the firm's assets could be transferred from the shareholders to the debtholders.

     7. Revised as noted.

     NO ASSURANCE CAN BE GIVEN THAT ANY MARKET FOR THE COMPANY'S COMMON STOCK WILL DEVELOP OR BE MAINTAINED AND IF A MARKET DEVELOPS THE SALE OF "UNREGISTERED" AND "RESTRICTED" SHARES BY MEMBERS OR MANAGEMENT MAY HAVE AN ADVERSE EFFECT ON THE MARKET FOR THESE SHARES

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     8. Revised as noted.

     On September 3, 2003, the Company's directors approved and granted a loan in the amount of $8,000 to the Company's President and director, James Doolin. The loan was unsecured, carried no interest and was payable on demand. The loan was fully repaid on September 19, 2003.

     On December 8, 2003, the Company's directors approved and granted a loan in the amount of $10,500 to the Company's President and director, James Doolin. The loan was unsecured, carried no interest and was payable on demand. The loan was fully repaid on December 30, 2003.

     Other than during the year ended December 31, 2003 the Company has not loaned money to an officer, director or shareholder of the Company. Furthermore, there have been no other transactions between members of management, nominees to become a director or executive officer, 10% stockholders, or promoters or persons who may be deemed to be parents of the Company with the exception of securities purchased in the Company's offerings by the Company's executive officers.

                                           Sincerely yours,

                                            /S/JAMES DOOLIN
                                            James Doolin
                                            President, Hangman Productions, Inc.

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